1957.84 POTENTIOMETRIC WATER LEVELWELL SCREENB B'DEPTH: 100DEPTH: 110DEPTH: 140DEPTH: 130DEPTH: 140DEPTH: 160 DEPTH: 195DEPTH: 235DEPTH: 225DEPTH: 195DEPTH: 177 DEPTH: 3041957.84DEPTH: 113DEPTH: 81DEPTH: 118DEPTH: 109 DEPTH: 161DEPTH: 222DEPTH: 1791960.591911.98DRY1911.691962.491965.23 1908.401966.16DRYDEPTH: 140DEPTH: 200DEPTH: 199DEPTH: 202DRY1978.28DEPTH: 200DEPTH: 320DEPTH: 360 1957.84 POTENTIOMETRIC WATER LEVEL WELL SCREEN B B' DEPTH: 100 DEPTH: 110 DEPTH: 140 DEPTH: 130 DEPTH: 140 DEPTH: 160 DEPTH: 195 DEPTH: 235 DEPTH: 225 DEPTH: 195 DEPTH: 177 DEPTH: 304 1957.84 DEPTH: 113 DEPTH: 81 DEPTH: 118 DEPTH: 109 DEPTH: 161 DEPTH: 222 DEPTH: 179 1960.59 1911.98 DRY 1911.69 1962.49 1965.23 1908.40 1966.16 DRY DEPTH: 140 DEPTH: 200 DEPTH: 199 DEPTH: 202 DRY 1978.28 DEPTH: 200 DEPTH: 320 DEPTH: 360

UNDERWOOD FALKIRK MINE PERMIT BOUNDARY 2801 1st Street SW Underwood, ND 58576-1087 (701) 442-5751 - Fax (701) 250-2473 THE FALKIRK MINING COMPANY

A A' C C' M M' N'N B'B 5612 32 29 20 17 8 5 32 7 6123456 31363534333231 3 34 27 35 26 4 33 28 5 32 29 6 30 19 19 18 712 13 11109 16 15 14 8 17 20 21 22 23 24 36 31 25 30 M M' N N' A A' C'C B B' See Section 2.3.14 Drill Hole Location and Cross-Section Reference Map for the detailed location and trace of the cross-section shown above. Generalized Cross-Section Reference Map (not to scale) 2801 1st Street SW Underwood, ND 58576-1087 (701) 442-5751 - Fax (701) 250-2473 THE FALKIRK MINING COMPANY

A
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Generalized Cross-Section Reference Map

(not to scale)

See Section 2.3.14 **Drill Hole Location and Cross-Section Reference Map** for the detailed location and trace of the cross-section shown above.

LEGEND

Grey Clays, Silts, and Sands

Weathered (Soft) Coal

Non-Weathered (Hard) Coal

North American COAL

FALKIRK MINE

THE FALKIRK MINING COMPANY

Figure 6.4

GEOLOGIC CROSS-SECTIONS

SECTION 2.3.15 from Permit 9503

2801 1st Street SW Underwood, ND 58576-1087 (701) 442-5751 - Fax (701) 250-2473 THE FALKIRK MINING COMPANY Figure 7.1

2801 1st Street SW Underwood, ND 58576-1087 (701) 442-5751 - Fax (701) 250-2473 THE FALKIRK MINING COMPANY

U.S. Highway 200
U.S. Highway 83
U.S. Highway 200A
UNDERWOOD
WASHBURN AIRPORT
2021-2024
2025-2030
2031
LEGEND
EXISTING MINING PERMIT BOUNDARY
FUTURE MINING PERMIT BOUNDARY
EXISTING HAUL ROAD
PROPOSED HAUL ROAD
PROPOSED COUNTY ROAD RELOCATION
MINED OUT AREA
FEDERAL COAL
MAJOR POWER LINES - WAPA, CRE and OTTER TAIL
North American COAL
FALKIRK MINE
THE FALKIRK MINING COMPANY
Life of Mine Map Overview
Ten Year Mine Projection for TRS
REVISIONS
NO. BY APP'D DATE

SUB SUB SUB SUB SUB SUB SUB SUB SUB SUB 10 1 D ea dh ea d R ou te 10 1 D ea dh ea d R ou te 10 1 D ea dh ea d R ou te 10 1 D ea dh ea d R ou te 10 1 D ea dh ea d R ou te At-Grade Crossing Riverdale South Waterhorse Access B Waterhorse Road W AP A Pi t H au l R oa d At-Grade Crossing At-Grade Crossing At-Grade Crossing Future Waterhorse Future Waterhorse Lateral 5 Lateral 4 Lateral 3 Lateral 2 Lateral 1 Lateral 7 Lateral 6 10" Bore 6" valve on stub out to dewater pond 10" valve on mainline 6" valve on stub out to dewater pond 10" valve on main line south of lateral 5 Lateral 8 12" valve on main line 12" valve on stub out 10" valve on main line 10" valve pond inlet 10" valve on main line Lateral 9 6" poly to drain waterhorse 6" valve on lateral east of stub out Flowmeter in CSP manhole 10" pond discharge pipe 6" valve on stub out to pump wetland 10" valve on old mainline east of new mainline tie-in 12" bore 10" Bore 10" Bore 10" Bore 6" poly stubbed to dewater ponds and boxcut 6" stubbed out to dewater pond 6" valve to pump wetland 2 - 10" valves to control pond inflow 10" valve on old mainline 10" valve on new mainline 10" valve on mainline 10" valve on new mainline 10" valve on old mainline ARV 10" valve on mainline west of 6" laterals ARV ARV ARV 10" valve on new mainline 10" valve on mainline 10" valve on mainline 12" valve on mainline ARVARV ARV 12" buried stub out ARV ARV 12" valve on mainline between 6" laterals ARV ARV ARV ARV 12" buried stub out ARV ARV 12" bore 12" valve on new mainline 12" valve on old mainline flowmeter west of wye 12" buried stub out 12" bore 12" bore 6" bore 12" bore 6" bore 10" valve on mainline 10" valve on mainline 10" valve on mainline 10" valve on mainline 10" valve on stub out 10" stub out to discharge down legal drain 10" valve on mainline west of new mainline tie-in 10" valve on new mainline south of tie-in 10" Bore 10" valve on mainline?? Old lateral 6' valve on stub out ARV ARV 10" bore 10" bore 10" valve on mainline north of lateral ARV 12" bore ARV ARV 6" bore 6" bore 6" valve on stub-out Plunge pool R el oc at ed C ty R d 19 C ou nt y R oa d 17 R el oc at io n (2 02 0) Radial-T Intersection will remain in-place Im pr ov e (2 02 0) Im pr ov e (2 02 0) Im pr ov e (2 02 0) County Road 16 Relocation (2027) R eb ui ld 1 2 m ile : 2 02 7 R eb ui ld 1 2 m ile : 2 02 8 R eb ui ld 1 2 m ile : 2 02 7 Rebuild 12 m ile: 2026 R eb ui ld 1 2 m ile : 2 02 6 R eb ui ld 1 2 m ile : 2 02 5 R eb ui ld 1 2 m ile : 2 02 4 R eb ui ld 1 2 m ile : 2 02 2 R eb ui ld 1 + m ile s: 2 01 9 Rebuild from Cty 19 to 30th Ave. SW : 2019 30 th A ve . S W Rebuild from Cty 19 to 30th Ave. SW : 2019 Rebuild 12 mile: 2020Rebuild 12 mile: 2021Rebuild 14 mile: 2022Rebuild 14 mile: 2023Rebuild 14 mile: 2024Rebuild 14 mile: 2025 Upgraded County Road 12 Tw ns hp R oa d 28 th A ve . N W R eb ui ld 1 4 m ile : 2 02 9 R eb ui ld 1 4 m ile : 2 02 8 R eb ui ld 1 4 m ile : 2 02 8 R eb ui ld 1 4 m ile : 2 02 7 R eb ui ld 1 4 m ile : 2 02 7 R eb ui ld 1 4 m ile : 2 02 7 R eb ui ld 1 4 m ile : 2 02 4 R eb ui ld 1 4 m ile : 2 02 3 R eb ui ld 1 4 m ile : 2 02 2 R eb ui ld 1 4 m ile : 2 02 0 C ou nt y R oa d 17 C ou nt y R oa d 23 Twnshp Road 6th St. SW 2-pump pumphouse 2-pump pumphouse 2-pump pumphouse 2-pump pumphouse el oc at ed C ty R d 19 Co un ty Ro ad 1 7 Re loc at ion (2 02 0) t- r r i Waterhorse Road Haul R oad Sectio n J W AP A Pi t H au l R oa d H au l R oa d Se ct io n F Haul Road Section B Haul Road Section B Haul Road Section B H au l R oa d Se ct io n A Haul Road Section A Ha ul Ro ad S ec tio n A Haul Road Section G Haul Road Section D Ri ve rd ale H au l R oa d Haul Road Section A1 Island Haul Road Section A H au l R oa d Se ct io n 1 H au l R oa d Se ct io n 3 Haul Road Section 6 Haul Road Section 2 Haul Road Section 6 Realignment Highway 200 Overpass Haul R oad Sectio n 6 C -5 C- 2 Haul Road Section A1 Haul R oad Sectio n 7 H au l R oa d Se ct io n 9 Haul Road Section 8 t- rade Crossing C-4 Future Waterhorse Future Waterhorse C ou nt y R oa d 17 R el oc at io n (2 02 3) Haul Road Section K Haul Road Section M C ty 1 7 R eb ul d 1 4 m ile : 2 02 3 6th St. SW Rebuild fro Cty 19 to 30th Ave. S : 2019 6th St. SW Rebuild from Cty 19 to 30th Ave. S : 2019 6th St. SW Rebuild 12 ile: 2021 6th St. SW Rebuild 12 mile: 2022 6th St. SW Rebuild 14 mile: 2023 6th St. SW Rebuild 14 mile: 2024 6th St. SW Rebuild 14 mile: 2025 6th St. SW Rebuild 14 mile: 2026 C ou nt y R oa d 23 R eb ui ld 1 4 m ile : 2 02 1 C ou nt y R oa d 23 R eb ui ld 1 4 m ile : 2 02 3 C ou nt y R oa d 23 R eb ui ld 1 4 m ile : 2 02 4 C ou nt y R oa d 23 R eb ui ld 1 4 m ile : 2 02 5 C ou nt y R oa d 23 R eb ui ld 1 4 m ile : 2 02 6 C ou nt y R oa d 23 R eb ui ld 1 4 m ile : 2 02 7 C ou nt y R oa d 23 R eb ui ld 1 4 m ile : 2 02 7 C ou nt y R oa d 23 R eb ui ld 1 4 m ile : 2 02 8 28 th A ve . N W R eb ui ld 1 4 m ile : 2 02 9 28 th A ve . N W R eb ui ld 1 4 m ile : 2 03 0 H au l R oa d Se ct io n A C ty 1 9 R eb ui ld 0 .2 1 m ile s: 2 02 0 Haul Road Section N Haul Road Section O C ty 1 7 R eb ul d 1 4 m ile : 2 02 4 C ty 1 7 R eb ul d 1 4 m ile : 2 02 5 C ty 1 7 R eb ul d 1 4 m ile : 2 02 6 C ty 1 7 R eb ul d 1 2 m ile : 2 02 7 C ty 1 7 R eb ul d 1 4 m ile : 2 02 6 C ty 1 7 R eb ul d 1 2 m ile : 2 02 7 C ty 1 7 R eb ul d 1 2 m ile : 2 02 8 C ty 1 7 R eb ul d 1. 25 m ile : 2 02 9 C ou nt y R oa d 17 R el oc at io n (2 02 3) DIVERSION D-E34-07 F.E.D. F.E.DF.E.D F.E.D. F.E.D. D-E08-01 HAULROAD DITCH DIVERSION D-E23-01 DIVERSION D-E34-01 DIVERSION D-E34-03 DIVERSION D-E34-04 DIVERSION D-E34-05 DIVERSION D-E34-06 DIVERSION D-E34-02 DIVERSION D-E35-02 DIVERSION D-E35-01 DIVERSION D-E26-01 DIVERSION F.E.D . F.E.D. F.E.D . F.E.D. D- R0 1- 01 F. E. D . D- R1 4- 01 D-R18-01 F.E.D. F. E.D . F.E.D. F.E.D. F.E.D . F.E.D . F.E.D . D-R15-01 F.E.D. F.E.D. F. E. D . F.E.D. F. E. D. F. E. D. F.E.D. F. E. D. F.E.D. F.E.D. F.E.D. F.E.D. F.E.D.F.E.D.F.E.D. F.E.D. F.E.D . F.E.D. F.E.D. F. E. D. F. E. D . D-W32-03 D -W 32 -0 4 D-W05-01 D-W 04 -01 LEGAL DRAIN DIVERSION D-W32-02 D-W32-05 D -W 29-03 F. E. D . F.E.D. P-R04-03 P-R15-01 P-W26-01 P-W22-01 P- W 26 -0 4P-W27-02 P-W27-02 P-W08-01 P-W08-04 POND P-W08-03 P-W08-02 P-W06 P-W06-04 P-W06-02(PW) P-W04-02 -10(PW) P-W04-01 P-W04-03 P-W04-04R WASH BAY P-W32-01 P-E34-01 P-E34-06(PW) P-E34-05 -03 P-W04 P-R25-04 P-R19-02 P-R13-01 -02 P-E34 -08 -04 P-E34 P-E34 P-E34-07 P-E35-01 P-E35-02 P-E26-01 P-W29-04 POND SED UPA P-W05-04 P-W05-01 ASH SED POND P-W05-02 P-W05-03 P-W05-05 ASH SED POND P-W06-07 P-W06-01 P-R36-01 MSHA POND P-R14-01 (PW) P-R14 -02 DWR-W28-01 P-R10-01(PW) Spillway Elevation = 1915.15 P-W33-03 P-W26-05 P-E15-01 P-E18-02 P-E13-04 P-E13-03 P-E23-01 P-R36-02 WASH BAY SUPPLY POND P-E13-01 P-E13-06 P-R04-01 P-R04-02 P-E12-01 P-R04-04 P-E12-04 PW-E12-07 P-E12-03 P-R09-01P-R09-02 P-E12-05 S-E01-01 P-E15-02 P-E12-02 P-RW29-01 P-E16-01 P-E14-01R P-R05-01 P-R05-02 P-R05-03 P-R05-04 P-R05-05 P-R06-01 MSHA POND PW-R06-05 P-R21-01 P-R26-01(PW) S-E13-08 P-R05-06 P-E13-05 P-E02-01 P-E16-03 P-E16-02 B-E02-02 DIVERSION D-E34-06 DIVERSION D-E34-02 DIVERSION D-E35-02 F.E.D . D -W 32 -0 4 D -W 29-03 P-E15-04 P-E08-03 P-E08-02 P-E08-01 S-E13-07 POST-MINE C: 2023 C: 2021 C: 2026 C: 2026 C: 2027 C: 2027 C: 2021 C: 2022 C: 2021 C: 2022 C: 2021 C: 2021 C: 2022 C: 2022 C: 2023 C: 2026 P-R07-01 P-R12-02 P-R12-03 P-R07-02 P-R12-01 P-R06-03 P-R06-02 P-RW01-04 P-RW01-01 P-RW01-02 P-RW01-03 P-R01-02 P-R01-03 C: 2027 C: 2028 P-RW01-05 P-RW36-02 P-E05-01 P-E04-01 P-E04-02 C: 2027C: 2023 C: 2028 C: 2027 C: 2027 P-E01-02 C: 2023 P-E36-01 C: 2023 B-E02-03 C: 2021 B-E02-04 C: 2 22 B-E02-05 C: 2024 P-E03-03 C: 2022 S-RW36-01 P-RW36-01 C: 2028 P-R01-01 P-R01-04 C: 2021 P-R02-01 C: 2025 P-R02-02 C: 2025 P-R03-01 C: 2025 P-R03-02 C: 2025 P-R02-03 C: 2026 S-R02-04 C: 2026 P-RW01-06 C: 2027 P-RW06-01 C: 2028 B-E03-02 C: 2021 PW-RW12-01 P-RW12-02 P-RW12-03 PW-E04-04 C: 2023 C: 2021 C: 2021 C: 2021 C: 2027 C: 2027 C: 2022 P-R32-01 C: 2022 P-R32-02 F. E. D . B-E03-04 B-E04-03 C: 2024 C: 2027 P-E36-02 C: 2022 P-E36-03 C: 2028 P-E03-05 F. E.D . PW-R11-01 C: 2022 C: 2028 F.E.D. P-RW07-01 C: 2029 F.E.D. P-RW06-02 C: 2028 P-RW06-03 C: 2029 Ramp E-8 Ramp E-7 Ramp E-6 Ramp E-5b Ramp E-5a R am p E-3a R am p E-3b1 Ram p E-1 Ram p E-2 Ramp E-4a R am p E-3b2 R am p E-4b R am p E-4 R am p R -2 1 R am p R -2 0 Ramp R-4 Ramp R-4 Ramp R-5 Ramp R-9 Ramp R-8 Ramp R-5 Ramp R-6 Ramp R-7 Ramp R-8 Ramp R-9 Ramp R-10 Ramp R-11 Ramp R-12 Ramp R-13 Ramp R-14 Ramp W-3 Ramp W-2 Ramp W-1 Ramp R-0 Haul R oad Sectio n K Haul Road Section P H aul R oad Section M H aul R oad Section O H aul R oad Section N Haul Road Section A1 2801 1st Street SW Underwood, ND 58576-1087 (701) 442-5751 - Fax (701) 250-2473 THE FALKIRK MINING COMPANY